SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2008

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 12, 2008, CIGNA issued a news release to reaffirm guidance for full year 2008.  The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Beginning on Thursday, March 13, 2008, and for the remainder of the week, Company officials expect to participate in meetings and calls with investors and analysts.  During these meetings and calls, Company officials expect to reaffirm guidance for the full year 2008, as discussed on the Company's February 6, 2008 conference call and in the press release attached hereto.  A transcript of the February 6th call is available at http://www.cigna.com/about_us/investor _relations/recent_disclosures.html.

Company officials also expect to discuss recent regulatory approvals in connection with the acquisition of the U.S. health care business of Great-West Life & Annuity Insurance Company and its affiliates, as further described in the press release attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1   CIGNA Corporation news release dated March 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: March 12, 2008	By:	/s/ Nicole S. Jones
Nicole S. Jones
Corporate Secretary and
Vice President, Corporate and Financial Law